UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC 20549

                         FORM 8-K

                       CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005.


                  CYBER GRIND, INC.
(Exact name of registrant as specified in its chapter)


Nevada                            0-30411            95-4791521
(State or other jurisdiction   (commission          (IRS Employer
    of incorporation            File Number)         Identification No.0

c/o Law Offices of Jaak Olesk, 9300 Wilshire Boulevard, Suite 300
-----------------------------------------------------------------

       Beverly Hills, California                    90210
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  (310) 278-0100


                             N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act
	(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act
	(17 CRF 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 28, 2005, Mr. Jaak Olesk resigned as President and Secretary of Cyber Grind, Inc. (the "Company") without having any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In addition, on January 28, 2005, Mr. George Drazenovic was appointed as President, Secretary and Treasurer, as well as a Director of the Company.

George Drazenovic, CFA, has significant corporate development
Experience with one of North America's premier utility entities.
In addition to promoting and structuring wind, wave and biomass energy initiatives, George lead a proposal to establish an innovative venture capital subsidiary devoted to energy technologies and alternative energy sources. More recently, George was responsible for managing the outsourcing arrangement of BC Hydro's back office infrastructure and 1,500 employees representing one of the largest agreements of its kind in North America. Educationally, he holds an MBA in finance from the University of Notre Dame, BA in economics from UBC, and is a member in good standing with the Certified General Accountants of British Columbia and Vancouver Society of Chartered Financial Analysts.
George is also a popular guest speaker for the CFA program, and is a featured lecturer for the CFA program having instructed the topics of Fixed Income Securities, Financial Statement and Credit Analysis, Derivatives and Corporate Finance.

Mr. Drazenovic is not a director of any other company at this time. On January 29, 2005, Mr. Jaak Olesk resigned as a Director of the Company without having any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Description

Exhibit 17.1

Letter of Resignation as president and secretary from Jaak Olesk,

dated January 28, 2005.

Exhibit 17.2

Letter of Resignation as a director from Jaak Olesk, dated
January 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 15, 2005

					CYBER GRIND, INC.


					By: /s/ George Drazenovic
					Name:	George Drazenovic
					Title:	President


EXHIBIT 17.1
RESIGNATION



To:		The Board of Directors of
		CYBER GRIND, INC. (the "Company")



Dear Sirs:

I hereby resign from all executive officer positions of the Company, which resignation shall become effective immediately.

Dated as of the 28th day of January, 2005.


					/s/ Jaak Olesk
					JAAK OLESK



EXHIBIT 17.2

RESIGNATION



To:		The Board of Directors of
		CYBER GRIND, INC. (the "Company")



Dear Sirs:

I hereby resign as a director of the Company, which resignation shall become effective immediately.

Dated as of the 29th day of January, 2005.


				/s/ Jaak Olesk
				JAAK OLESK